UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 19, 2007

Date of Report (Date of earliest event reported)

DJO INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware	001-16757	33-0978270
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1430 Decision Street
Vista, California		92081
(Address of principal executive offices)		(Zip Code)

(800) 336-5690

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 19, 2007, DJO Incorporated (the “Company”) entered into Change in Control Severance Agreements (“Change in Control Agreements”) with Leslie H. Cross, Chief Executive Officer and President, Vickie L. Capps, Executive Vice President, Chief Financial Officer and Treasurer, Luke T. Faulstick, Chief Operating Officer, Lou T. Ruggiero, Chief Sales and Marketing Officer, and Donald M. Roberts, Senior Vice President and General Counsel (the “Named Executive Officers”).  The Change in Control Agreements are intended to provide for continuity of management in the context of a prospective change in control of the Company.  Following a change in control, as will occur in connection with the proposed merger with a subsidiary of ReAble Therapeutics Finance, LLC (the “Merger”) and related transactions, the Change in Control Agreements will remain in effect for a period of two years.

Pursuant to the Change in Control Agreements, if a Named Executive Officer’s employment is terminated by the Company “without cause” (as such term is defined in the Change in Control Agreements) or if such executive officer terminates employment for “good reason” (as such term is defined in the Change in Control Agreements), in each case within three months prior to or two years after the Merger, the executive is entitled, in addition to accrued salary and bonus, to the following benefits:

•                  A lump sum payment equal to the sum of the executive’s highest annual rate of base salary during the 12 month period preceding the termination date multiplied by 1.5 (or 2 in the case of our chief executive officer), plus:

•                                    the executive’s aggregate annual target bonus for the year of termination; and

•                                    a pro rata portion of the executive’s aggregate annual target bonus for the portion of the year of termination during which the executive served as an employee, less any amounts paid from our annual incentive plan for the year of termination.

•                  A lump sum cash payment of an amount equal to (i) 18 (or 24 in the case of our chief executive officer), multiplied by (ii) the amount by which the monthly premium the executive would be required to pay for continued coverage pursuant to COBRA, for such executive and his or her eligible dependents covered under our health plans as of the termination date, exceeds the contributions required by the executive immediately prior to the termination date.

•                  A lump sum cash payment of an amount equal to (i) 18 (or 24 in the case of our chief executive officer), multiplied by (ii) the amount by which the total monthly premium paid for accidental death and dismemberment and life insurance coverage as of the termination date exceeds the contributions required by the executive immediately prior to the termination date.

•                  The full vesting and ability to exercise all outstanding awards of stock options granted to the executive prior to the closing of the Merger.

As a condition to receiving the severance benefits under the Change in Control Agreements, an executive must execute a waiver and release of claims in favor of the Company. The following table shows the amount of potential cash payments and the value of other severance benefits each of the Named Executive Officers would be entitled to if his or her employment were terminated “without cause” or he or she resigned for “good reason” as of September 30, 2007 (assuming the Merger had closed on or before such date):

Name	Base Salary Payment ($)	Bonus Payment ($)	Health Benefits ($)	Life and Accidental Death & Dismemberment Benefits ($)	Total ($)
Leslie H. Cross	1,060,000	645,121	15,417	1,908	1,722,446
Vickie L. Capps	472,500	306,737	11,255	851	791,343
Luke T. Faulstick	472,500	306,737	11,255	851	791,343
Louis T. Ruggiero	472,500	306,737	8,025	851	788,113
Donald M. Roberts	412,500	267,786	9,137	743	690,166

The foregoing description of the Change in Control Agreements with the above officers is qualified in its entirety by reference to the terms of such agreements, the forms of which are filed as Exhibits 10.1 and 10.2 to this current report on Form 8-K.

Item 8.01.  Other Events.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger referred to in Item 5.02 above, the Company intends to file a definitive proxy statement with the SEC. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (AND ALL AMENDMENTS AND SUPPLEMENTS TO IT) AND OTHER MATERIALS THAT THE COMPANY MAY FILE WITH THE SEC IN THEIR ENTIRETY WHEN SUCH MATERIALS BECOME AVAILABLE, BECAUSE THE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. The final proxy statement will be mailed to the Company’s stockholders. Stockholders will be able to obtain free copies of the final proxy statement, as well as the Company’s other filings, without charge, at the SEC’s Web site (www.sec.gov) when they become available. Copies of the filings may also be obtained without charge from the Company by directing a request to: DJO Incorporated, 1430 Decision Street, Vista, CA, 92081, Attention: Mark Francois, Director of Investor Relations (Tel: 1-760-734-4766, Email: mark.francois@djortho.com).

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders in respect of the proposed merger referred to in Item 5.02 above. Information regarding the Company’s directors and executive officers is available in the Company’s 2006 Annual Report on Form 10-K, filed with the SEC on March 1, 2007 and the Company’s proxy statement for its 2007 annual meeting of stockholders, filed with the SEC on April 20, 2007. Additional information regarding the interests of such potential participants will be included in the definitive proxy statement filed with the SEC in connection with the Special Meeting of Stockholders when it becomes available.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Document

10.1	Form of Change in Control Severance Agreement entered into with Chief Executive Officer

10.2	Form of Change in Control Severance Agreement entered into with other Named Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DJO INCORPORATED

(Registrant)

Date:	September 25, 2007	BY:	/s/ Donald M. Roberts
Donald M. Roberts
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document

10.1	Form of Change in Control Severance Agreement entered into with Chief Executive Officer

10.2	Form of Change in Control Severance Agreement entered into with other Named Executive Officers